SECURITIES PURCHASE AGREEMENT

     This  Securities  Purchase  Agreement  (the  "Agreement")  is  made  as  of
September 21, 1999 (the "Agreement Date"), by and between FBR Capital Corporation, a Nevada corporation (the "Company") with its principal offices at 20 East University, Suite 304, Tempe, Arizona 85281 and Circle F Ventures, LLC, a Georgia limited liability company ("Circle F") with its offices at 14988 N. 78th Way, Scottsdale, AZ 85260.

                                   SECTION 1

                 PURCHASE AND SALE OF COMMON STOCK AND WARRANTS

     1.1 PURCHASE AND SALE COMMON STOCK AND WARRANTS. Circle F agrees to purchase from the Company, and the Company agrees to issue and sell to Circle F, on the terms and conditions set forth herein, up to an aggregate of 4,000,000 shares of common stock of the Company ("Common Stock") at a per share price of $.25, together with one warrant to purchase Common Stock (the "Warrants") for every two shares of Common Stock purchased. Circle F hereby agrees to execute a Subscription Agreement and Investor Representation (the "Subscription Agreement"), a copy of which is attached hereto as EXHIBIT A, The Warrants shall have a term of three years and a per share exercise price of $.35. The Common Stock and the Warrants are collectively referred to herein as the "Securities."

     1.2 COMPANY PARTICIPATION. The Company agrees to obtain investors (the "Insiders") that will commit to matching the amount invested by Circle F, such that the total investment will comprise 85% from Circle F and 15% from the Insiders, on the same terms as those offered to Circle F.

     1.3 SCHEDULE OF FUNDING. The funding of Offering (as defined in the Subscription Agreement) shall be as follows:

     (a) On or before September 23, 1999, Circle F shall deliver an aggregate of $255,000 to the Company and the Insiders shall deliver an aggregate of $45,000 to the Company.

     (b) On October 8, 1999, Circle F shall deliver an aggregate of $170,000 to the Company and the Insiders shall deliver an aggregate of $30,000 to the Company.

     (c) On or by January 15, 2000, Circle F hereby agrees to invest between a minimum of $100,000 and a maximum of $425,000, in its sole discretion. The Insiders shall be required to match Circle F's investment in the same percentage as set forth in the first two fundings (approximately 17.7% of Circle F's investment). This funding is subject to the purchase price and early termination clauses as described below. In the event Circle F elects to fund less than $425,000, the Insiders shall have the option to fund the difference between such amount and the amount actually funded by Circle F.

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     1.4 PURCHASE  PRICE  MODIFICATION.  If Circle F agrees to provide the third funding ((c) above) between January 1 and January 15, 2000, the purchase price shall be adjusted based on the Company's calendar fourth quarter revenues as follows:

     (a) REVENUES FOR THE QUARTER LESS THAN $450,000: The purchase price will be adjusted to $.20 per share of common stock and the warrant exercise price adjusted to $.28 per share.

     (b) REVENUES FOR THE QUARTER GREATER THAN $550,000: The purchase price will be adjusted to $.30 per share of common stock and the warrant exercise price adjusted to $.42 per share.

     (c) If revenues are between $450,000 and $550,000, no modification will be made the purchase price.

All revenue figures will be determined by the Company based on standard accounting practices for interim financial data.

     1.5 EARLY TERMINATION OF THE THIRD FUNDING. The Company has the right to terminate this Agreement anytime between the second funding, scheduled to close on October 8, 1999, and December 31, 1999. If the Company chooses to terminate this agreement between this time period, Circle F will have the right to provide the third funding at the purchase price of $.25 per share for a period of 10 days following notification of the Company's desire to terminate this agreement. If the Company chooses early termination and Circle F does not provide the third funding, Circle F will not be obligated to meet the $100,000 minimum investment of the third funding.

                                   SECTION 2

                             CLOSING DATE: DELIVERY

     2.1 CLOSING DATE. An initial closing of the purchase and sale of Common Stock and Warrants will be held on or before September 23, 1999, and subsequent closings of the purchase of Common Stock and Warrants will be held on October 8, 1999 and on or before January 15, 2000, on the terms and subject to the conditions set forth herein and in the Subscription Agreement. Any such closing is hereinafter referred to as a "Closing", and the date of any Closing under this Agreement is hereinafter referred to as a "Closing Date."

     2.2 DELIVERY. At each Closing, the Company will deliver to Circle F the certificates evidencing the Securities paid for by Circle F in that Closing. Such delivery shall be against payment of the purchase price for the Securities (as set forth herein) by wire transfer of immediately available funds to the Company's bank account (in accordance with instructions furnished by the Company).

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                                   SECTION 3

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to Circle F as follows:

     3.1 ORGANIZATION AND STANDING

     The Company is a corporation duly organized and validly existing under and by virtue of the laws of the State of Nevada and is in good standing as a domestic corporation under the laws of said state, and has the requisite corporate power and authority to own its properties and to carry on its business as now being conducted. Except for Vitrix, Inc., the Company has no subsidiaries or direct or indirect ownership in any firm, corporation or business which either, individually or in the aggregate, is material to the business of the Company. The Company is qualified to do business and is in good standing as a foreign corporation in every jurisdiction in which its ownership of property or conduct of business requires it so to be qualified and in which the failure to so qualify would have a material adverse effect on the financial condition or business of the Company.

     3.2 CORPORATE POWER: AUTHORIZATION

     The Company has taken all requisite corporate action to duly authorize, execute and deliver this Agreement, to sell and issue the Securities and to carry out and perform all of its obligations under and as contemplated by this Agreement. This Agreement has been duly executed and delivered by an authorized officer of the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally, and except as limited by equitable principles generally.

     3.3 ISSUANCE AND DELIVERY

     The Securities have been duly authorized in accordance with the terms of the Company's Articles of Incorporation and, when issued and delivered in compliance with this Agreement will be duly and validly issued and delivered and will be outstanding, fully paid, nonassessable and free and clear of all pledges, liens, encumbrances and restrictions, except as otherwise noted in
Section 9 hereof. No preemptive rights, or other rights to subscribe for or purchase, exist with respect to the issuance and sale of the Securities by the Company pursuant to this Agreement. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Securities to be sold by the Company as contemplated herein.

     3.4 FINANCIAL STATEMENTS

     The financial statements of the Company for the period ended June 30, 1999 (the "Financial Statements") have been prepared in accordance with United States generally accepted accounting principles ("GAAP") consistently applied and

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fairly present the financial position of the Company and any subsidiaries at the dates thereof and the results of the Company's operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal adjustments, and to the fact that certain footnote disclosure required by GAAP is not included with such unaudited statements).

     3.5 GOVERNMENTAL CONSENTS

     No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority on the part of the Company is required in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement.

     3.6 EXEMPT TRANSACTIONS

     Subject to the accuracy of Circle F's  representations  and  warranties  in
Section 4 of this Agreement and in the Subscription Agreement, the offer, sale and issuance of the Securities in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933 (the "Securities Act") and from the registration or qualification requirements of the laws of any applicable state or United States jurisdiction.

     3.7 NO MATERIAL ADVERSE CHANGE. Except as otherwise disclosed herein, since June 30, 1999 there have not been any changes in the assets, liabilities, financial condition, business or operations of the Company from that reflected in the Financial Statements except changes which have not, either individually or in the aggregate had a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as a whole.

     3.8 INTELLECTUAL PROPERTY

     The Company owns or possesses all rights to use all patents, patent rights, inventions, trademarks, trade names, copyrights, licenses, governmental authorizations, trade secrets and know-how that are necessary for the conduct of its business; neither the Company nor any of its subsidiaries has received any notice of, or has any knowledge of, any infringement of or conflict with asserted rights of others with respect to any patent, patent right, invention, trademarks, trade names, copyrights, licenses, governmental authorizations, trade secret or know-how that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as a whole.

     3.9 AUTHORIZED CAPITAL STOCK

     The authorized capital stock of the Company is as set forth in SCHEDULE 3.9 hereof. The issued and outstanding shares of capital stock of the Company have been duly authorized, validly issued and are fully paid and nonassessable; except as set forth in said SCHEDULE 3.9, no warrants, options or other rights

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
to purchase, agreements or other obligations to issue, or agreements or other rights to convert any obligation into, any shares of capital stock of the Company have been granted or entered into by the Company.

     3.10 LITIGATION

     There are no actions, suits, proceedings or investigations pending or, to the best of the Company's knowledge, threatened against the Company or any of its properties before or by any court or arbitrator or any governmental body, agency or official in which there is a reasonable likelihood (in the judgment of the Company) of an adverse decision that (a) would have a material adverse effect on the Company's properties or assets or the business of the Company as presently conducted or proposed to be conducted or (b) would impair the ability of the Company to perform in any material respect its obligations under this Agreement. The Company is not in default with respect to any judgment, order or decree of any court or governmental agency or instrumentality which, individually or in the aggregate, would have a material adverse effect on the assets, properties or business of the Company and its subsidiaries considered as a whole.

     3.11 PREEMPTIVE AND REGISTRATION RIGHTS

     There are no preemptive rights, rights of first refusal, repurchase rights or any other right of the Company or any third party as to the Securities which have not been satisfied or waived.

     3.12 COMPLIANCE WITH OTHER INSTRUMENTS

     The business and operations of the Company have been and are being conducted in accordance with all applicable laws, rules and regulations of all governmental authorities, except for such violations of applicable laws, rules and regulations which would not, individually or in the aggregate, have a material adverse effect on the assets, properties, financial condition or business of the Company and its subsidiaries considered as a whole. Neither the execution and delivery of, nor the performance or compliance with, this Agreement and the transactions contemplated hereby, will, with or without the giving of notice or the passage of time, (i) result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any asset or property of the Company pursuant to, any agreement or other instrument to which the Company is a party or by which it or any of its properties, assets or rights is bound or effected, or violate any law, rule, regulation,  judgment  or  decree,  except  for such  breach or  default  or the imposition of any such lien or encumbrance or violation which, either individually or in the aggregate, would not have a material adverse effect on the assets, properties, financial condition or business of the Company and its subsidiaries considered as a whole or (ii) violate the Articles of Incorporation or Bylaws of the Company. The Company is not in violation of its Articles of Incorporation or Bylaws nor in violation of, or in default under, any lien, indenture, mortgage, lease, agreement, instrument, commitment or arrangement, except for such defaults which would not, individually or in the aggregate, have a material adverse effect on the assets, properties, financial condition or business of the Company and its subsidiaries considered as a whole, or subject to any restriction which would prohibit the Company from entering into or performing its obligations under the Agreement.

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     3.13 BROKERS OR FINDERS

     To the knowledge of the Company, no person, firm or corporation has or will have, as a result of any act or omission of the Company, any right, interest or valid claim against Circle F for any commission, fee or other compensation as a finder or broker in connection with the transactions contemplated by this Agreement. The Company shall indemnify and hold Circle F harmless for any claims made by any person claiming through the Company for any commission, fee or other compensation concerning the purchase of the Securities.

     3.14 COMPLIANCE WITH ENVIRONMENTAL LAWS

     The Company is not in material violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and, to the best of the Company's knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation. To the best of the Company's knowledge, the Company does not have any material liability to any governmental authority or other third party arising under or as a result of any such past or existing statute, law or regulation.

     3.15 NO IMPLIED REPRESENTATIONS

     All of the Company's representations and warranties are contained in this Agreement and no other representations or warranties by the Company shall be implied.

     3.16 CONTRACTS

     All contracts relating to the Company's business, properties and assets are in full force and effect on the date hereof, except for contracts the termination or expiration of which would, individually or in the aggregate, not have a material adverse effect on the business, properties or assets of the Company and its subsidiaries considered as a whole, and neither the Company nor any of its subsidiaries, nor to the Company's knowledge, any other party is in breach of or default under any of such contracts.

     3.17 PROPERTIES

     The Company has good and marketable title to all the properties and assets reflected as owned in the Financial Statements, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, set forth in the notes to such financial statements, or (ii) those which are not material in amount and do not adversely affect the use made and promised to be made of such property by the Company and its subsidiaries. The Company and any applicable subsidiary holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to the business of the Company and the subsidiaries. The Company owns or leases all such properties as are necessary to its operations as now conducted or as proposed to he conducted.

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     3.18 COMPLIANCE

     The Company has not been advised, and has no reason to believe, that either it or any of its subsidiaries is not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business; except where failure to so be in compliance would not materially adversely affect the condition (financial or otherwise), business, results of operations or prospects of the Company and its subsidiaries.

     3.19 TAXES

     The Company and its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have paid or accrued all taxes shown as due thereon, and the Company has no knowledge of any tax deficiency which has been or might be asserted or threatened against the Company or its subsidiaries which could materially and adversely affect the business, operations or properties of the Company and its subsidiaries taken as a whole.

     3.20 TRANSFER TAXES

     On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to Circle F hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been complied with fully.

     3.21 INVESTMENT COMPANY

     The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     3.22 INSURANCE

     Each of the Company and its subsidiaries maintains insurance of the types and in the amounts generally deemed adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

     3.23 CONTRIBUTIONS

     Neither the Company nor any of its subsidiaries has, directly or indirectly, at any time since April 15, 1999, (i) made any unlawful contribution to any candidate for public office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

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     3.24 NO MATERIAL  MISSTATEMENTS.  All reports filed by the Company with the
Securities and Exchange Commission ("SEC") since April 15, 1999, complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, and none of such filings, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                   SECTION 4

              REPRESENTATIONS, WARRANTIES AND COVENANTS OF CIRCLE F

         Circle F hereby represents and warrants to the Company as follows:

     4.1 AUTHORIZATION

     (i) Circle F has all requisite legal and corporate or other power and capacity and has taken all requisite corporate or other action to execute and deliver this Agreement to purchase the Securities to be purchased by it and to carry out and perform all of its obligations under this Agreement; and (ii) this Agreement constitutes the legal, valid and binding obligation of Circle F, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights generally and (b) as limited by equitable principles generally.

     4.2 INVESTMENT EXPERIENCE

     Circle F is an "accredited investor" as defined in Rule 501(a) under the Securities Act. Circle F is aware of the Company's business affairs and financial condition and has had access to and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Circle F has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Securities.

     4.3 INVESTMENT INTENT

     Circle F is purchasing the Securities for its own account for investment purposes only, and not with a present view to, or for, resale, distribution or fractionalization thereof, in whole or in part, within the meaning of the Securities Act. Circle F understands that its acquisition of the Securities has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Circle F's investment intent as expressed herein. Circle F has completed or caused to be completed Subscription Agreement attached hereto as Exhibit A, and the responses provided therein shall be true and correct as of each Closing Date. Circle F will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except in compliance with the Securities Act and the rules and regulations promulgated thereunder.

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     4.4 REGISTRATION OR EXEMPTION REQUIREMENTS

     Circle F further acknowledges and understands that the Securities may not be resold or otherwise transferred except in a transaction registered under the Securities Act or unless an exemption from such registration is available. Circle F understands that the certificate(s) evidencing the Securities will be imprinted with a legend that prohibits the transfer of such Securities unless
(i) they are registered or such registration is not required, and (ii) if the transfer is pursuant to an exemption from registration other than Rule 144 under the Securities Act and, if the Company shall so request in writing, an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that the transaction is so exempt.

     4.5 NO LEGAL, TAX OR INVESTMENT ADVICE

     Circle F understands that nothing in this Agreement or any other materials presented to Circle F in connection with the purchase of the Securities constitutes legal, tax or investment advice. Circle F has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

                                   SECTION 5

                        CONDITIONS TO CLOSING OF CIRCLE F

     The obligation of Circle F to purchase the Securities at each Closing is subject to the fulfillment as of each Closing Date of the following conditions (in addition to such other conditions or may be set forth in the Subscription Agreement):

     5.1 REPRESENTATIONS AND WARRANTIES

     The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on each Closing Date with the same force and effect as if they had been made on and as of said date.

     5.2 COVENANTS

     All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to each Closing Date shall have been performed or complied with in all material respects.

     5.3 COMPLIANCE CERTIFICATE

     The President or Chief Financial Officer of the Company shall have delivered to Circle F a certificate, dated as of each Closing Date, certifying that the conditions specified in Sections 5.1 and 5.2 have been fulfilled and stating that since June 30, 1999 there shall has been no material adverse change in the assets, liabilities, financial condition, business or operations of the

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Company and its  subsidiaries  considered as a whole from that  reflected in the
Financial Statements except as shall have been disclosed to Circle F in writing prior to such Closing Date.

                                   SECTION 6

                        CONDITIONS TO CLOSING OF COMPANY

     The Company's obligation to sell and issue the Securities at each Closing to Circle F is subject to the fulfillment or waiver of the following conditions:

     6.1 REPRESENTATIONS AND WARRANTIES

     The representations and warranties made by Circle F in Section 4 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on each Closing Date with the same force and effect as if they had been made on and as of such date.

     6.2 COVENANTS

     All covenants, agreements and conditions contained in this Agreement to be performed by Circle F on or prior to each Closing Date shall have been performed or complied with in all material respects.

                                   SECTION 7

                   CERTAIN CONTINUING COVENANTS OF THE COMPANY

     The Company hereby covenants and agrees as follows:

     7.1 COVENANTS

     The Company covenants and agrees to furnish to Circle F upon request, to and including any Closing hereunder and as long as Circle F owns any Common Stock, copies of all periodic and other filings made by the Company pursuant to the Securities Exchange Act of 1934.

     7.2 BOARD MEMBER

     If Circle F provides funding hereunder in the total amount of $825,000, at Circle F's election, the Company will cause to be appointed to its Board of Directors an individual designated by Circle F.

     7.3 NOTICE OF LITIGATION AND DISPUTES

     The Company will promptly notify Circle F of any material (i) suits, assessments, litigation or governmental audits or investigations instituted against it, and (ii) any reportable event under ERISA or any environmental law arising out of any actor omission of the Company.

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     7.4 CONTINUING EXISTENCE

     The Company will maintain its corporate existence, business, assets (except for dispositions in the ordinary course of business consistent with past practice) and foreign qualifications in all necessary jurisdictions, except where failure to maintain such qualifications would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries considered as a whole.

     7.5 COMPLIANCE

     The Company will comply in all material respects with all applicable statutes and governmental regulations, including, but not limited to, applicable federal and state securities laws and ERISA laws, which if not complied with would reasonably be expected to have a material adverse effect on the Company.

                                   SECTION 8

                                 INDEMNIFICATION

     8.1 INDEMNIFICATION

     (a) The Company agrees to indemnify and hold harmless Circle F from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which Circle F may become subject insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any representation or warranty made by the Company not being complete accurate or true on the Closing Date or the failure of the Company to fulfill and fully perform each covenant or agreement hereunder or under any other instrument or document executed and delivered by the Company in connection herewith, and the Company will, as incurred, reimburse Circle F for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.

     (b) Circle F agrees to indemnify and hold harmless the Company from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which the Company may become subject insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon, any representation or warranty made by Circle F not being complete accurate or true on the Closing Date or the failure of the Circle F to fulfill and fully perform each covenant or agreement hereunder or under any other instrument or document executed and delivered by Circle F in connection herewith, and Circle F will, as incurred, reimburse the Company for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.

     (c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 8.1, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and the indemnifying person shall have been notified thereof, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to the indemnified person. After notice from the indemnifying person to such indemnified person of the indemnifying person's election to assume the defense thereof, the indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the indemnified person for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person.

                                   SECTION 9

                 RESTRICTIONS ON TRANSFERABILITY OF SECURITIES:
                         COMPLIANCE WITH SECURITIES ACT

     9.1 RESTRICTIONS ON TRANSFERABILITY

     The Securities shall not be transferable in the absence of a registration under the Securities Act or an exemption therefrom or in the absence of compliance with any term of this Agreement,

     9.2 RESTRICTIVE LEGEND

     Each certificate representing the Securities shall bear substantially the following legends (in addition to any legends required under applicable securities laws):

     THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

     ADDITIONALLY, THE TRANSFER OF THE SECURITIES REPRESENTED HEREBY IS SUBJECT TO CERTAIN RESTRICTIONS SPECIFIED IN THE PURCHASE AGREEMENT DATED _______________, 1999 BETWEEN THE COMPANY AND CIRCLE F, AND NO TRANSFER OF THE SECURITIES SHALL BE VALID OR EFFECTIVE ABSENT COMPLIANCE WITH SUCH RESTRICTIONS. ALL SUBSEQUENT HOLDERS OF THESE SECURITIES WILL BE BOUND BY CERTAIN OF THE TERMS OF THE AGREEMENT, INCLUDING SECTION 9.3 THEREOF. COPIES OF THE PURCHASE AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE REGISTERED HOLDER OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY.

     9.3 TRANSFER OF SECURITIES AFTER REGISTRATION

     Circle F hereby covenants with the Company not to make any sale of the Securities, except either (i) in accordance with a Registration Statement, in which case such Circle F covenants to comply with the requirement of delivering a current prospectus, or (ii) in accordance with an exemption from the registration requirements of the Securities Act.

                                   SECTION 10

                               REGISTRATION RIGHTS

     10.1 CERTAIN DEFINITIONS. As used in this Section 10, the following terms shall have the following respective meanings:

     "BLUE SKY LAWS" shall mean applicable state securities laws and the rules and regulations thereunder, all as the same shall be in effect from time to time.

     "COMMISSION" shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

     "CONVERTIBLE SECURITIES" shall mean securities of the Company convertible into or exchangeable for Registrable Securities, including the Preferred Stock.

     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

     "FORM  S-1"  shall  mean  Form  S-1  issued  by  the   Commission   or  any
substantially similar form then in effect, including Form SB-2.

     "FORM  S-2"  shall  mean  Form  S-2  issued  by  the   Commission   or  any
substantially similar form then in effect.

     "FORM  S-3"  shall  mean  Form  S-3  issued  by  the   Commission   or  any
substantially similar form then in effect.

     "PURCHASERS" shall mean, for purposes of this Section 10, Circle F and its permitted assigns.

     "REGISTRABLE SECURITIES" shall mean (i) all shares of Common Stock issued to the Purchasers under this Agreement or issuable upon exercise of the Warrants issued to the Purchasers under this Agreement or (ii) Common Stock issued pursuant to stock splits, stock dividends and similar distributions with respect to such shares; PROVIDED, HOWEVER, that shares of Common Stock which are Registrable Securities shall cease to be Registrable Securities at such time, and for so long as, such shares are eligible for sale pursuant to Rule 144(k) under the Securities Act and the Company shall have delivered to the Purchasers an opinion of counsel to such effect which opinion and counsel shall be reasonably satisfactory to the Purchasers.

     "REGISTRATION EXPENSES" shall mean all expenses incurred by the Corporation in complying with Sections 10.2 or 10.3, including without limitation, all Federal and state registration, qualification, delivery expenses and filing fees, printing expenses, listing fees and disbursements of counsel for the Company, blue sky fees and expenses, and the fees and disbursements of the independent certified public accountants of the Company, and fees and disbursements of underwriters, selling brokers, dealers, managers or similar securities industry professionals relating to the distribution of Registrable Securities and the reasonable legal fees and expenses of any one special counsel for the Purchasers reasonably acceptable to the Company (such legal fees and expenses not to exceed $10,000), but shall not include Selling Expenses (including underwriters' commissions).

     "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

     "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and counsel fees, if any, in excess of the expenses of one special counsel for the Purchasers paid for by the Company as provided in the definition of "Registration Expenses", of the selling shareholders applicable to the sale of Registrable Securities pursuant to this Agreement.

     "UNDERWRITER'S   REPRESENTATIVE"  shall  mean  the  representative  of  the managing underwriter of a firmly underwritten public offering of securities by the Company.

     10.2 DEMAND REGISTRATION.

     (a) REQUEST FOR REGISTRATION ON FORM OTHER THAN FORM S-3. After the first anniversary of the initial Closing Date, and in the event that the Company shall receive from the holders of a majority of the Registrable Securities a written request that the Company effect any Registration with respect to Registrable
Securities on Form S-1 or Form S-2, the Company shall promptly give notice thereof to all holders of Registrable Securities. Each holder of Registrable Securities shall have the right, by giving notice to the Company within 15 days following receipt by it of such notice from the Company, to elect to have included in such Registration such of its Registrable Securities as such holder shall request in such notice of election, subject to Section 10.2(c). The Company shall use reasonable efforts to effect Registration of the Registrable Securities specified in such request and notice of election. The Company shall not be obligated to effect more than one registration pursuant to this Section 10.2(a); PROVIDED, that a Registration shall not be counted for this purpose if
(A)the Registration Statement does not become effective or (B) the requesting holders are not able to sell at least 75% of the Registrable Securities requested to be included in such Registration Statement.

     (b) REQUEST FOR REGISTRATION ON FORM S-3. After the first anniversary of the initial Closing Date, and in the event that the Company shall receive from the holders of a majority of the Registrable Securities a written request that the Company effect any Registration with respect to Registrable Securities on

Form S-3 (or any successor form to Form S-3 regardless of its designation) at a time when the Company is eligible to register securities on Form S-3 (or any successor form to Form S-3 regardless of its designation) for an offering of Registrable Securities, the Company shall promptly give notice thereof to all holders of Registrable Securities. Each holder of Registrable Securities shall have the right, by giving notice to the Company within 15 days following receipt by it of such notice from the Company, to elect to have included in such Registration such of its Registrable Securities as such holder shall request in such notice of election, subject to Section 10.2(c). The Company shall use reasonable efforts to effect Registration of the Registrable Securities specified in such request and notice of election.

     (c) ALLOCATION OF SHARES IN REGISTRATION. In the event that the underwriter's representative limits the number of shares to be included in a Registration pursuant to Section 10.2(a) or (b), each Purchaser requesting Registration shall be entitled to include a portion of the Registrable Securities requested to be included in such registration PRO RATA (based on the number of shares proposed to be included in such Registration, excluding shares of any Purchaser that are eligible to be sold pursuant to Rule 144(k) under the Securities Act.

     (d) REGISTRATION OF OTHER SECURITIES IN DEMAND RIGHT. A Registration pursuant to Section 10.2(a) or (b) may include securities other than Registrable Securities included in such Registration in the Company's discretion.

     (e) UNDERWRITING IN DEMAND REGISTRATION.

          (i) NOTICE OF UNDERWRITING. If the Purchasers intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 10.2, and the Company shall include such information in the notice referred to in Section 10.3(a).

          (ii) SELECTION OF UNDERWRITER IN DEMAND REGISTRATION. The Company shall, together with the Purchasers engaged in a Registration, enter into an underwriting agreement with the representative ("UNDERWRITER'S REPRESENTATIVE") of the underwriter or underwriters selected for such underwriting by a majority of the Purchasers engaged in the Registration and approved by the Company.

          (iii) RIGHT OF WITHDRAWAL IN DEMAND REGISTRATION. [Intentionally deleted.]

          (iv) COMPLIANCE WITH BLUE SKY LAWS IN DEMAND REGISTRATION. In the event of any Registration pursuant to Section 10.2, the Company will exercise its best efforts to Register and qualify the securities covered by the Registration Statement under such other securities or Blue Sky Laws of such jurisdictions as the Purchasers shall reasonably request and as shall be reasonably appropriate for the distribution of such securities; PROVIDED, HOWEVER, that (x) the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions and (y) notwithstanding anything in this Agreement to the contrary, in the event any jurisdiction in which the securities shall be qualified imposes a non-waivable requirement that expenses incurred in connection with the qualification of the securities be borne by selling shareholders, such expenses shall be payable PRO RATA by selling shareholders.

          (v) OPTIMAL REGISTRATION. The Purchasers agree that, in exercising their rights under Section 10.2, they will permit the Registration of the Registrable Securities on such forms issued by the Commission as will minimize the Company's time and expense in effecting such Registration without affecting the liquidity afforded by such Registration or otherwise adversely affecting the Purchasers, in each case as reasonably determined by the Purchasers. If, for example, the Purchasers wish to register Registrable Securities pursuant to
Section 10.2(a) at a time when the Company is eligible to use Form S-3 for purposes of registering such Registrable Securities, the Purchasers will permit the Company to fulfill its obligations under Section 10.2(a) by effecting such Registration on Form S-3; PROVIDED, HOWEVER, that nothing in this Section 10.2(e)(v) will prohibit the Company to fulfill such obligation by using Form SB-1, SB-2 or similar forms limited to "Small Business Issuers."

          (vi) DELAY OF REGISTRATION. The Purchasers agree that for a period of 90 days following the date of the effectiveness of a Registration under Section
10.3 pursuant to which the Purchasers have sold not less than 75% of the aggregate amount of the Registrable Securities that the Purchasers specified in their notice to the Company pursuant to Section 10.3(a), they will not exercise their right to demand a Registration pursuant to Section 10.2(a) or 10.2(b). Upon the occurrence of a Potential Material Event, as hereinafter defined, the Company may give the holders of Registrable Securities notice thereof and, subject to the immediately following sentence of this Section 10.2(e)(vi), upon receipt of such notice, the holders of Registrable Securities agree not to exercise their right to demand Registration pursuant to Section 10.2(a) or 10.2(b) for a period commencing upon the date of such receipt and ending on the earlier to occur of (A) the date 90 days following the date of such receipt or
(B) the expiration of the event or circumstances giving rise to the Potential Material Event, PROVIDED that during such period the Company may not register any of its Common Stock, whether for its own account or the account of any security holder, and provided further that not more than one 90 day period may occur in any 12 calendar months. The Company agrees to give the holders of Registrable Securities immediate notice of such expiration. "POTENTIAL MATERIAL EVENT" shall mean any of the following: (aa) the possession by the Company of material information not ripe for disclosure in a registration statement, which shall be evidenced by determinations in good faith by the Board of Directors of the Company that disclosure of such information would be materially detrimental to the business and affairs of the Company and that the registration statement would be materially misleading absent the inclusion of such information; or (bb) any material engagement or activity by the Company which would, in the good faith determination of the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Board of Directors of the Company that the registration statement would be materially misleading absent the inclusion of such information.

     10.3 PIGGYBACK REGISTRATION.

     (a) NOTICE OF PIGGYBACK REGISTRATION AND INCLUSION OF REGISTRABLE SECURITIES. Subject to the terms of this Agreement, in the event the Company decides to Register any of its securities (either for its own account or the account of a Purchaser or other security holder exercising demand registration rights), other than (i) a Registration Statement which exclusively relates to the Registration of securities under an employee stock option, purchase, bonus or other benefit plan, or (ii) a Registration relating solely to a transaction under Rule 145 promulgated by the Commission, the Company will: (A) promptly give the Purchasers written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable Blue Sky Laws) and (B) include in such Registration (and any related qualification under Blue Sky Laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request delivered to the Company by the Purchasers within 15 days after delivery of such written notice from the Company (subject to allocation as set forth below).

     (b) UNDERWRITING IN PIGGYBACK REGISTRATION.

          (i) NOTICE OF UNDERWRITING. If the Registration of which the Company gives notice is a Registered public offering involving an underwriting, the Company shall so advise the Purchasers as a part of the written notice given pursuant to Section 10.3(a). In such event the right of the Purchasers to Registration shall be conditioned upon such underwriting and the inclusion of a Purchaser's Registrable Securities in such underwriting to the extent provided in this Section 10.3. The Purchasers shall, together with the Company, enter into an underwriting agreement in customary form with the Underwriter's Representative for such offering. The Purchasers shall have no right to participate in the selection of the underwriters for an offering pursuant to this Section 10.3.

          (ii) MARKETING LIMITATION IN PIGGYBACK REGISTRATION. In the event the Underwriter's Representative advises the Company and the Purchasers engaged in a Registration under Section 10.3(a) in writing that market factors (including, without limitation, the aggregate number of shares of Common Stock requested to be Registered, the general condition of the market, and the status of the persons proposing to sell securities pursuant to the Registration) require a limitation of the number of shares to be underwritten, the Underwriter's Representative (subject to the allocation priority set forth in clause (iii) below) may exclude some or all of the Registrable Securities from such registration and underwriting.

          (iii) ALLOCATION OF SHARES IN PIGGYBACK REGISTRATION. In the event that the Underwriter's Representative limits the number of shares to be included in a Registration pursuant to Section 10.3(a), each Purchaser requesting Registration shall be entitled to include a portion of the Registrable Securities requested to be included in such registration PRO RATA (based on the number of shares held) with all other requesting Purchasers and other persons (excluding shares such Purchasers and other persons may sell pursuant to Rule 144(k) under the Securities Act) currently holding in writing similar piggyback registration rights requesting Registration pursuant to such piggyback registration rights. Unless all Registrable Securities and such other piggybacking shares requested to be included in such Registration are so included, no other securities may be included in the Registration Statement.

          (iv) WITHDRAWAL IN PIGGYBACK REGISTRATION. If any Purchaser disapproves of the terms of any such underwriting, it may elect to withdraw therefrom at no cost to such Purchaser by written notice to the Company and the underwriter delivered at least five days prior to the effective date of the Registration Statement, provided that such Purchaser has received reasonable notice from the Company of such effective date. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such Registration.

          (v) BLUE SKY IN PIGGYBACK REGISTRATION. In the event of any Registration of Registrable Securities pursuant to Section 10.3(a), the Company will exercise its best efforts to Register and qualify the securities covered by the Registration Statement under the Blue Sky laws of such jurisdictions as the Purchaser shall reasonably request and as shall be reasonably appropriate for the distribution of such securities; PROVIDED, HOWEVER, that (a) the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions and (b) notwithstanding anything in this Agreement to the contrary, in the event any jurisdiction in which the securities shall be qualified imposes a non-waivable requirement that expenses incurred in connection with the qualification of the securities be born by selling shareholders, such expenses shall be payable pro rata by selling shareholders.

          (vi) TERMINATION OR POSTPONEMENT. Without any obligation to the Purchasers, upon notice to the Purchasers the Company may terminate or postpone any Registration commenced by it under Section 10.3.

          (vii) COOPERATION BY PURCHASERS. The Purchasers agree to comply with all reasonable requests of the Underwriter's Representative made in connection with any public offering in which such Purchasers participate, including, but not limited to, the execution of lock-up agreements and the making of reasonable representations and warranties related to such Purchaser, provided, however, that such lock-up agreements are also entered into by the Company's executive officers and directors and are for a period of no more than 120 days.

     10.4 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any Registration hereunder shall be borne by the Company. Selling Expenses to be borne by the selling shareholders shall be borne PRO RATA on the basis of the number of Registrable Securities registered by such selling shareholder.

     10.5 REGISTRATION GENERALLY. If and when the Company shall be required to effect the registration of Registrable Securities under the Securities Act pursuant to this Section 10, the Company will use its best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto it will, as expeditiously as possible:

     (a) before filing a Registration Statement or prospectus or any amendments or supplements thereto, furnish to the holders of the Registrable Securities covered by such Registration Statement and the underwriters, if any, copies of all such documents proposed to be filed, which documents will be made available, on a timely basis, for review by such holders and underwriters and their respective legal counsel, and, with respect to any Registration Statement filed pursuant to the provisions of Section 10.2, the Company will not file any Registration Statement or amendment thereto or any prospectus of any supplement thereto to which a majority of the holders of the Registrable Securities covered by such Registration Statement or the underwriters, if any, shall reasonably object;

     (b) prepare and file with the Commission such amendments and post-effective amendments to any Registration Statement, and such supplements to the prospectus, as may be reasonably requested by any holder of Registrable Securities or any underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form utilized by the Company or by the Securities Act, the Exchange Act or otherwise necessary to keep such Registration Statement effective for not less than one year (excluding any lock-up period) following the effective date of the respective Registration Statement and cause the prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and

     (c) notify the selling holders of Registrable Securities and the managing underwriters, if any, promptly and (if requested by any such person) confirm such advice in writing.

     10.6 INFORMATION FURNISHED BY PURCHASER. It shall be a condition precedent of the Company's obligations under this Section 10 that the Purchasers furnish to the Company such information regarding the Purchasers and the distribution proposed by the Purchasers as the Company may reasonably request to effect any such Registration and as are customarily provided by selling shareholders.

     10.7 CURRENT PUBLIC INFORMATION. At all times after the Company has filed a Registration Statement pursuant to the Securities Act, the Company will use its best efforts to file all reports required under the Securities Act or the Exchange Act and will take such further action as may be reasonably required to enable any holder of "restricted securities" (as defined in Rule 144 adopted by the Commission under the Securities Act) to sell such securities pursuant to Rule 144, as amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

                                   SECTION 11

                                  MISCELLANEOUS

     11.1 WAIVERS AND AMENDMENTS. Neither this Agreement nor any provisions hereof shall be waived, modified, changed or discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, change, discharge or termination is sought.

     11.2 BROKER'S FEE. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it there are no brokers or finders entitled to compensation in connection with the sale of the Securities to Circle F.

     11.3 GOVERNING LAW. This Agreement shall be governed in all respects by and construed in accordance with the laws of the State of Arizona without any regard to conflicts of laws principles.

     11.4 SURVIVAL. The representations, warranties, covenants and agreements made in this Agreement shall survive any investigation made by the Company or Circle F and each Closing.

     11.5 SUCCESSORS AND ASSIGNS. The provisions hereof shall inure to the benefit of and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to this Agreement.

     11.6 ENTIRE AGREEMENT. This Agreement, including all exhibits, schedules and appendices hereto, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

     11.7 NOTICES. All notices and other communications required or permitted under this Agreement shall be effective upon receipt and shall be in writing and may be delivered in person, by telecopy, overnight delivery service or registered or certified United States mail, addressed to the Company or Circle F, as the case may be, at their respective addresses set forth at the beginning of this Agreement, or at such other address as the Company or Circle F shall have furnished to the other party in writing. All notices and other communications shall be effective upon the earlier of actual receipt thereof by the person to whom notice is directed or (i) in the case of notices and communications sent by personal delivery or telecopy, one business day after such notice or communication arrives at the applicable address or was successfully sent to the applicable telecopy number, (ii) in the case of notices and communications sent by overnight delivery service, at noon (local time) on the second business day following the day such notice or communication was sent, and (iii) in the case of notices and communications sent by United States mail, seven days after such notice or communication shall have been deposited in the United States mail.

     11.8 SEVERABILITY OF THIS AGREEMENT. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     11.9  COUNTERPARTS.   This  Agreement  maybe  executed  in  any  number  of
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     11.10 FURTHER ASSURANCES. Each party to this Agreement shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party hereto may reasonably request in order to carry out

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the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     11.11 EXPENSES. The Company shall bear its own expenses incurred on its behalf with respect to this Agreement and the transactions contemplated hereby and shall reimburse Circle F for Circle F's expenses (including reasonable attorneys' fees and accounting fees) incurred in connection with consummating the transactions contemplated hereby up to an aggregate of $3,000.

                            [signature page follows]

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
     The foregoing agreement is hereby executed as of the date first above written.

FBR CAPITAL CORPORATION



By: /s/ Philip R. Shumway
    ---------------------------
Title: President & CEO


CIRCLE F VENTURES, LLC


By: /s/ Dan Cartwright
    ---------------------------
Title: Chief Financial Officer